UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 2, 2015

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Prior to the third quarter of fiscal 2015, we reported our activities in the following two business segments: Aviation Services comprised of our supply chain, maintenance, repair and overhaul (“MRO”) and airlift activities and Technology Products comprised of our Telair Cargo Group, Precision Systems Manufacturing (“PSM”), and mobility businesses.

As a result of the decision to divest the Telair Cargo Group and PSM, we revised our reportable segments effective in the third quarter of fiscal 2015.  Our revised segments include:  Aviation Services comprised of supply chain and MRO activities and Expeditionary Services comprised of airlift and mobility activities.

The Company is issuing this report to furnish certain quarterly financial information by reportable segment for the fiscal 2015, 2014, and 2013 quarterly reporting periods.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        AAR CORP. supplemental financial data by segment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2015

AAR CORP.

	By:	/s/ JOHN C. FORTSON
John C. Fortson
Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	AAR CORP. supplemental quarterly financial data by segment